                               UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

Investment Company Act file number 811-5320

                      Van Kampen Municipal Income Trust
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               1221 Avenue of the Americas NY NY              10020
--------------------------------------------------------------------------------
            (Address of principal executive offices)        (Zip code)

                                 Ronald Robison
                          1221 Avenue of the Americas
                               New York, NY 10020
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000
                                                   -----------------------------

Date of fiscal year end: 6/30/03
                        -----------

Date of reporting period: 6/30/03
                         -----------

Item 1 Report to Shareholders

       Welcome, Shareholder

       In this update, you'll learn about how your trust performed during the reporting period. The portfolio management team will provide an overview of the market climate, and discuss some of the factors that helped or hindered performance during the reporting period. In addition, this report includes the trust's financial statements and a list of investments, as well as other information.

       Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the trust will achieve its investment objective. The trust is subject to market risk, which is the possibility that the market values of securities owned by the trust will decline and, therefore, the value of the trust shares may be less than what you paid for them. Accordingly, you can lose money investing in this trust.

       Income may subject certain individuals to the federal alternative minimum tax (AMT).

       NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Performance Summary

NET ASSET VALUE AND COMMON SHARE MARKET PRICE

(based upon quarter-end values--June 1993 through June 2003)
(LINE GRAPH)

                                                                      NET ASSET VALUE               COMMON SHARE MARKET PRICE
                                                                      ---------------               -------------------------
6/93                                                                       11.13                              12.00
                                                                           11.37                              12.38
                                                                           11.17                              11.75
                                                                            9.93                              10.75
6/94                                                                        9.92                              11.13
                                                                            9.82                              10.25
                                                                            9.34                               9.75
                                                                            9.90                              11.00
6/95                                                                        9.76                              11.13
                                                                            9.86                              10.75
                                                                           10.24                              10.50
                                                                            9.88                              10.38
6/96                                                                        9.76                               9.88
                                                                            9.90                              10.25
                                                                           10.00                              10.38
                                                                            9.81                              10.13
6/97                                                                       10.01                              10.88
                                                                           10.18                              11.00
                                                                           10.35                              10.81
                                                                           10.32                              10.31
6/98                                                                       10.26                              10.88
                                                                           10.57                              11.00
                                                                           10.38                              10.81
                                                                           10.13                              10.69
6/99                                                                        9.56                               9.63
                                                                            9.15                               8.88
                                                                            8.80                               7.63
                                                                            9.02                               8.06
6/00                                                                        9.00                               8.69
                                                                            9.13                               8.38
                                                                            9.67                               8.38
                                                                            9.72                               8.70
6/01                                                                        9.62                               8.89
                                                                            9.94                               8.90
                                                                            9.61                               8.48
                                                                            9.55                               8.41
6/02                                                                        9.99                               8.85
                                                                           10.66                               9.57
                                                                           10.47                               9.05
                                                                           10.48                               9.20
6/03                                                                       10.73                               9.66

The solid line above represents the fund's net asset value (NAV), which indicates overall changes in value among the fund's underlying securities. The fund's common share market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

------------------------------------------
AVERAGE ANNUAL             MARKET PRICE
TOTAL RETURNS             since 08/26/88

Since Inception                7.15%

10-year                        4.80

5-year                         4.01

1-year                        15.76
------------------------------------------

Past performance is no guarantee of future results. Investment return, common share market price and net asset value will fluctuate and trust shares, when sold, may be worth more or less than their original cost.

As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor. Total return assumes an investment at the common share market price at the beginning of the period, reinvestment of all distributions for the period in accordance with the trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period. Distribution rate is as a percentage of closing common share market price, and represents the monthly annualized distributions of the trust at the end of the period and not the earnings of the trust.

The Lehman Brothers Municipal Bond Index is broad-based statistical composite of municipal bonds. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment.

Trust Report

FOR THE 12-MONTH PERIOD ENDED JUNE 30, 2003

       Van Kampen Municipal Income Trust is managed by the Adviser's Municipal Fixed Income team. Current members of the team(1) include Thomas Byron, Vice President; Robert Wimmel, Vice President; and Jack Reynoldson, Executive Director. The following discussion reflects their views on the trust's performance.

Q. BEFORE YOU DISCUSS HOW THE TRUST PERFORMED, PLEASE DESCRIBE THE OVERALL MARKET ENVIRONMENT.

A. The municipal-bond market was dominated by the effects of steadily falling interest rates over the course of the period. The Federal Reserve Bank (the Fed) cut interest rates several times in an effort to stimulate the economy, bringing benchmark Treasury rates to their lowest levels in decades.

       Geopolitical concerns around the war in Iraq and terrorism also contributed to volatility, though the tension in the market was somewhat eased as the initial combat phase of the war was concluded.

       The slow economy had a significant impact on cash-strapped states, many of which experienced serious credit deterioration in their general obligations. Budget problems and low financing costs led state and local municipalities to bring record levels of issuance to the market in 2002, with volume in the first half of 2003 even higher than the same period in 2002.

Q.     HOW DID THE TRUST PERFORM DURING THE REPORTING PERIOD?

A.     The trust outperformed its benchmark index.

        -- The trust generated a total return of 15.76 percent for the 12 months ended June 30, 2003, based on common share market price.

        --  By comparison, the Lehman Brothers Municipal Bond Index, returned
            8.74 percent.

        -- The trust's monthly dividend of $0.05 translated to a distribution rate of 6.21 percent, based on the trust's common share market price as of June 30, 2003.

       See Performance Summary for additional information and index definitions

(1)Team members may change at any time without notice.

Q.     WHAT HELPED PERFORMANCE DURING THE REPORTING PERIOD?

A.      --  The weak economy led us to keep the portfolio's credit quality relatively high. This was an aid to performance as investors bid up the price of higher-rated securities.

        -- Our strategy also emphasized highly liquid securities favored by the market during the reporting period.

        -- The portfolio came into the period with several securities we purchased at a discount in previous years. As interest rates declined, these bonds rallied strongly, helping to boost the portfolio's performance.

Q.     WHAT FACTORS HINDERED PERFORMANCE?

A.      --  Our expectation for an improving economy led us to assume a defensive duration posture, which held the trust back when interest rates fell sharply, especially in the second half of the period.

        -- The portfolio had a small position in airport bonds that lagged because of that sector's ongoing difficulties. We ultimately sold the bonds when it became clear that the industry's profitability would probably suffer for quite some time, negatively affecting performance.

Q.     PLEASE WALK US THROUGH HOW YOU POSITIONED THE FUND, HIGHLIGHTING KEY
       THEMES.

A. Our expectations for the economy centered on an anticipated return to positive growth in the relatively near term. This led us to keep the portfolio's duration shorter than that of its benchmark index in an effort to minimize unwanted volatility. Many of our purchases were bonds with the yield advantage of premium coupons and the moderate

TOP 5 SECTORS AS OF 6/30/03                 RATINGS ALLOCATION AS OF 6/30/03
General Purpose             18.3%           AAA/Aaa                        77.3%
Public Building             13.3            AA/Aa                          11.7
Transportation              12.1            A/A                             4.4
Wholesale Electric          10.7            BBB/Baa                         4.6
Health Care                 10.2            Not Rated                       2.0

Subject to change daily. All percentages are as a percentage of long-term investments. Provided for informational purposes only and should not be deemed as a recommendation to buy securities in the sectors shown above. Securities are classified by sectors that represent broad groupings of related industries. Rating allocations based upon ratings as issued by Standard and Poor's and Moody's, respectively. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

       interest-rate sensitivity of intermediate bonds. We also reduced the portfolio's turnover in order to avoid having to reinvest the sale proceeds in low-coupon issues.

       Because of ongoing credit deterioration across the market, we upgraded the portfolio's overall credit quality through the purchase of credit-enhanced bonds and by trimming holdings of bonds in economically troubled sectors such as airports and health care.

Q. NOW THAT YOU'VE PROVIDED AN OVERVIEW OF THE FUND, DO YOU HAVE ANY CLOSING THOUGHTS FOR THE SHAREHOLDERS?

A. Treasury yields ended the period at multi-decade lows that we believe may be unsustainable. In addition, both fiscal and monetary policy remain geared to spurring near-term economic growth. Considering these factors, we believe its more likely interest rates will rise than fall. Rising interest rates would provide more attractive investment opportunities, especially if issuance remains strong. It is difficult to predict with certainty, however, where the economy and interest rates are headed. Regardless, we will continue with our disciplined investment approach, watching the markets closely for emerging opportunities.

PROXY VOTING POLICIES AND PROCEDURES

       A description of the fund's policies and procedures with respect to the voting of proxies relating to the fund's portfolio securities is available without charge, upon request, by calling 1-800-847-2424. This information is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

                                               BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

June 30, 2003
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                      COUPON   MATURITY       VALUE
          MUNICIPAL BONDS  151.7%
          ALABAMA  2.7%
$3,660    Alabama St Brd Ed Rev & Impt Southn Univ St
          Cmnty Rfdg (MBIA Insd).......................... 5.250%   07/01/20   $   3,987,021
 1,865    Alabama St Univ Rev Gen Tuit & Fee Ser B (MBIA
          Insd)........................................... 5.250    03/01/33       1,990,776
 1,990    Jefferson Cnty, AL Wts Ser A (AMBAC Insd)....... 5.000    04/01/09       2,250,391
                                                                               -------------
                                                                                   8,228,188
                                                                               -------------
          ALASKA  1.8%
 3,650    Alaska St Intl Arpt Rev Ser B (AMBAC Insd)...... 5.250    10/01/27       3,865,824
 1,575    Matanuska-Susitna Boro, AK Ctf Part Pub Safety
          Bldg Lease (FSA Insd)........................... 5.750    03/01/16       1,802,209
                                                                               -------------
                                                                                   5,668,033
                                                                               -------------
          ARIZONA  4.6%
 1,000    Arizona Hlth Fac Auth Hosp John C Lincoln Hlth
          Network......................................... 6.375    12/01/37       1,048,020
 4,000    Arizona St Trans Brd Excise Tax Maricopa Cnty
          Regl Area Rd Fd................................. 5.500    07/01/04       4,180,600
 4,000    Arizona St Trans Brd Hwy Rev Sub Ser A Rfdg..... 4.750    07/01/11       4,211,440
 4,375    Salt River Proj AZ Agric Impt Salt River Proj
          Ser A Rfdg...................................... 5.250    01/01/06       4,778,200
                                                                               -------------
                                                                                  14,218,260
                                                                               -------------
          CALIFORNIA  7.3%
 1,000    California St Dept Wtr Res Ctr Wtr Sys Ser X
          (FGIC Insd)..................................... 5.000    12/01/29       1,046,220
 1,000    California St Dept Wtr Res Pwr Ser A............ 6.000    05/01/15       1,142,970
 1,000    California St Dept Wtr Res Pwr Ser A (AMBAC
          Insd)........................................... 5.500    05/01/16       1,132,490
 2,500    California St Dept Wtr Res Pwr Ser A (AMBAC
          Insd)........................................... 5.375    05/01/18       2,768,275
 5,000    California St Univ Rev & Co Systemwide Ser A
          (AMBAC Insd).................................... 5.000    11/01/33       5,225,400
 5,000    Contra Costa, CA Home Mtg Fin Auth Home Mtg Rev
          (Escrowed to Maturity) (MBIA Insd)..............   *      09/01/17       2,605,400
 4,500    Los Angeles, CA Dept Wtr & Pwr Ser A (FGIC
          Insd)........................................... 5.125    07/01/40       4,691,070
 2,500    Los Angeles, CA Uni Sch Dist Ser A (FSA Insd)... 5.250    07/01/20       2,754,450
 1,000    Santa Clara Cnty, CA Brd Ed Rfdg (MBIA Insd).... 5.000    04/01/25       1,047,500
                                                                               -------------
                                                                                  22,413,775
                                                                               -------------

See Notes to Financial Statements                                              5

YOUR TRUST'S INVESTMENTS

June 30, 2003

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                      COUPON   MATURITY       VALUE
          COLORADO  2.4%
$1,500    Arapahoe Cnty, CO Cap Impt Tr Fd Hwy Rev E-470
          Proj (Prerefunded @ 08/31/05)................... 7.000%   08/31/26   $   1,727,850
 1,000    Arapahoe Cnty, CO Cap Impt Tr Fd Hwy Rev E-470
          Proj Ser B (Prerefunded @ 08/31/05)............. 6.950    08/31/20       1,150,830
   550    Colorado Hlth Fac Auth Rev Catholic Hlth
          Initiatives..................................... 5.250    09/01/21         570,097
 1,000    Colorado Hlth Fac Auth Rev Catholic Hlth
          Initiatives Ser A............................... 5.500    03/01/32       1,040,100
 1,000    El Paso Cnty, CO Ctf Part Detention Fac Proj Ser
          B (AMBAC Insd).................................. 5.375    12/01/18       1,116,570
 1,850    Montrose Cnty, CO Ctf Part...................... 6.350    06/15/06       1,934,970
                                                                               -------------
                                                                                   7,540,417
                                                                               -------------
          CONNECTICUT  1.0%
 1,750    Connecticut St Spl Oblig Pkg Rev Bradley Intl
          Arpt Ser A (ACA Insd)........................... 6.600    07/01/24       1,907,167
 1,000    Hartford, CT Pkg Sys Rev Ser A.................. 6.500    07/01/25       1,070,050
                                                                               -------------
                                                                                   2,977,217
                                                                               -------------
          DISTRICT OF COLUMBIA  1.0%
 2,775    District of Columbia Hosp Rev Medlantic Hlthcare
          Ser A Rfdg (Escrowed to Maturity) (MBIA Insd)... 5.250    08/15/12       3,109,138
                                                                               -------------

          FLORIDA  12.1%
 2,775    Broward Cnty, FL Wtr & Swr Util Rfdg (MBIA
          Insd)........................................... 5.000    10/01/21       2,961,813
 2,500    Escambia Cnty, FL Hlth Fac Auth Rev (AMBAC
          Insd)........................................... 5.950    07/01/20       2,775,350
 1,000    Florida Keys Aqueduct Auth Wtr Rfdg (MBIA
          Insd)........................................... 5.000    09/01/19       1,082,390
 1,000    Florida St Brd Ed Lottery Rev Ser A (FGIC
          Insd)........................................... 5.750    07/01/11       1,174,420
 2,000    Florida St Dept Environmental Prot Preservtn Rev
          Ser A (FGIC Insd)............................... 5.750    07/01/10       2,363,060
 1,075    Gulf Breeze, FL Rev Miami Beach Loc Govt Ln E
          Tender (FGIC Insd).............................. 4.950    12/01/20       1,191,337
 1,745    Hillsborough Cnty, FL Port Dist Tampa Port Auth
          Proj Ser A (MBIA Insd).......................... 5.375    06/01/27       1,838,741
 1,000    Jea, FL Elec Sys Rev Ser 3 Ser A................ 5.500    10/01/41       1,074,810
 2,105    Lake Cnty, FL Sch Brd Ctf Part (AMBAC Insd)..... 5.375    07/01/15       2,396,206
 1,000    Marion Cnty, FL Sch Brd Ctf..................... 5.250    06/01/18       1,114,060
 1,500    Miami Beach, FL Stormwtr Rev (FGIC Insd)........ 5.250    09/01/25       1,580,820
 1,720    Miami-Dade Cnty, FL Aviation Rev Miami Intl Arpt
          (FGIC Insd)..................................... 5.375    10/01/32       1,787,321
 1,725    Miami-Dade Cnty, FL Aviation Ser A (FSA Insd)... 5.000    10/01/33       1,739,490
 3,000    Orange Cnty, FL Sch Brd Ctf Part Ser A (AMBAC
          Insd)........................................... 5.250    08/01/14       3,433,710

 6                                             See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

June 30, 2003

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                      COUPON   MATURITY       VALUE
          FLORIDA (CONTINUED)
$4,000    Orange Cnty, FL Tourist Dev Tax Rev (AMBAC
          Insd)........................................... 5.625%   10/01/14   $   4,594,400
 2,000    Orange Cnty, FL Tourist Dev Tax Rev (AMBAC
          Insd)........................................... 5.500    10/01/31       2,162,080
 2,470    Plantation, FL Impt Proj Rfdg (FSA Insd)........ 5.000    08/15/20       2,651,520
 1,115    Tallahassee, FL Lease Rev FL St Univ Proj Ser A
          (MBIA Insd)..................................... 5.500    08/01/19       1,244,485
                                                                               -------------
                                                                                  37,166,013
                                                                               -------------
          GEORGIA  7.9%
 4,499    Fulton Cnty, GA Lease Rev (a)................... 7.250    06/15/10       4,878,349
 2,635    Georgia Muni Elec Auth Pwr Rev Ser A (MBIA
          Insd)........................................... 6.500    01/01/20       3,393,537
 3,000    Georgia Muni Elec Auth Pwr Rev Ser B Rfdg (FGIC
          Insd)........................................... 6.250    01/01/17       3,776,190
 2,500    Georgia St Ser D................................ 6.000    10/01/05       2,760,275
 2,335    Georgia St Ser D................................ 6.000    10/01/06       2,665,309
 1,405    Municipal Elec Auth GA Combustion Turbine Proj
          Ser A (MBIA Insd)............................... 5.250    11/01/14       1,596,319
 2,000    Municipal Elec Auth GA Combustion Turbine Proj
          Ser A (MBIA Insd)............................... 5.250    11/01/22       2,145,520
   800    Royston, GA Hosp Auth Hosp Rev Ctf Hlthcare Sys
          Inc............................................. 6.700    07/01/16         806,296
 2,500    Royston, GA Hosp Auth Hosp Rev Ctf Hlthcare Sys
          Inc............................................. 6.500    07/01/27       2,448,300
                                                                               -------------
                                                                                  24,470,095
                                                                               -------------
          HAWAII  0.4%
 1,140    University Hawaii Univ Sys Rev Ser B Rfdg (FSA
          Insd)........................................... 5.250    10/01/14       1,291,916
                                                                               -------------

          ILLINOIS  17.0%
 4,000    Chicago, IL Brd Ed Chicago Sch Reform Ser A
          (AMBAC Insd).................................... 5.250    12/01/27       4,173,440
 1,400    Chicago, IL Brd Ed Ser A (MBIA Insd)............ 5.500    12/01/28       1,516,956
 2,250    Chicago, IL Neighborhoods Alive 21 Ser A (FGIC
          Insd)........................................... 5.500    01/01/13       2,594,385
 1,000    Chicago, IL O'Hare Intl Arpt Rev Second Lien
          Passenger Fac Ser B (AMBAC Insd)................ 5.500    01/01/16       1,116,570
 1,000    Chicago, IL Proj Ser C Rfdg (FGIC Insd)......... 5.750    01/01/14       1,160,710
 1,000    Chicago, IL Proj Ser C Rfdg (FGIC Insd)......... 5.750    01/01/15       1,156,430
 4,895    Chicago, IL Pub Bldg Comm Bldg Rev Ser A
          (Escrowed to Maturity) (MBIA Insd)..............   *      01/01/07       4,563,804
 1,000    Chicago, IL Ser B Rfdg (AMBAC Insd)............. 5.125    01/01/15       1,143,100
 2,000    Chicago, IL Wastewtr Transmission Rev Second
          Lien (MBIA Insd)................................ 5.750    01/01/25       2,221,160

See Notes to Financial Statements                                              7

YOUR TRUST'S INVESTMENTS

June 30, 2003

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                      COUPON   MATURITY       VALUE
          ILLINOIS (CONTINUED)
$1,960    Cook Cnty, IL Cmnty Cons Sch Dist (FSA Insd).... 5.500%   12/01/13   $   2,336,575
 1,000    Cook Cnty, IL Ser A (FGIC Insd)................. 5.500    11/15/31       1,084,680
 3,230    Cook Cnty, IL Ser A Rfdg (MBIA Insd)............ 5.625    11/15/16       3,667,504
 2,310    Illinois Dev Fin Auth Rev Adventist Hlth Ser A
          (MBIA Insd)..................................... 5.500    11/15/13       2,685,999
 2,500    Illinois Dev Fin Auth Rev Adventist Hlth Ser A
          (MBIA Insd)..................................... 5.500    11/15/15       2,896,250
 1,335    Illinois Dev Fin Auth Rev Bradley Univ Proj
          (Prerefunded @ 08/01/09) (AMBAC Insd)........... 5.375    08/01/24       1,568,345
 2,000    Illinois Ed Fac Auth Rev Lewis Univ............. 6.125    10/01/26       2,023,900
 3,205    Illinois Hlth Fac Auth Rev OSF Hlthcare Sys
          Rfdg............................................ 6.000    11/15/23       3,280,926
 1,500    Illinois St First Ser (FGIC Insd)............... 5.375    11/01/14       1,707,795
 1,900    Kendall, Kane & Will Cntys, IL Cmnty Unit Sch
          Dist No. 308 Ser B (FGIC Insd).................. 5.250    10/01/21       2,050,765
 2,500    Metropolitan Pier & Expo Auth IL Dedicated St
          Tax Rev McCormick Pl Expansion Ser A (MBIA
          Insd)........................................... 5.250    06/15/42       2,664,400
 1,250    Sangamon Cnty, IL Ctf Part......................10.000    12/01/06       1,568,725
 7,455    Will Cnty, IL Fst Presv Dist Ser B (FGIC
          Insd)...........................................   *      12/01/12       5,253,688
                                                                               -------------
                                                                                  52,436,107
                                                                               -------------
          INDIANA  2.3%
 2,420    Brownsburg, IN Sch Bldg Corp First Mtg
          Brownsburg Cmnty Sch (MBIA Insd)................ 5.550    02/01/24       2,631,871
 1,000    Clark Pleasant, IN Cmnty Sch First Mtg (AMBAC
          Insd)........................................... 5.500    07/15/18       1,115,650
 2,000    Indiana Trans Fin Auth Toll Rfdg (AMBAC Insd)... 5.375    07/01/09       2,251,040
 1,000    Petersburg, IN Pollutn Ctl Rev IN Pwr & Lt...... 6.375    11/01/29         952,820
                                                                               -------------
                                                                                   6,951,381
                                                                               -------------
          KANSAS  2.6%
 3,810    Kansas St Dev Fin Auth Rev KS Proj Ser N (AMBAC
          Insd)........................................... 5.250    10/01/22       4,079,138
 1,250    Kansas St Dev Fin Auth Rev KS St Proj (AMBAC
          Insd)........................................... 5.500    03/01/16       1,414,038
 2,235    Sedgwick Cnty, KA Uni Sch Dist No. 259 Wichita
          (MBIA Insd)..................................... 5.500    09/01/11       2,582,341
                                                                               -------------
                                                                                   8,075,517
                                                                               -------------
          KENTUCKY  3.4%
 2,190    Kenton Cnty, KY Arpt Brd Rev Cincinnati/Northn
          KY Intl Arpt Ser A Rfdg (MBIA Insd)............. 6.250    03/01/09       2,529,625
 5,000    Kentucky St Ppty & Bldgs Commn Proj No. 74 Rfdg
          (FSA Insd)...................................... 5.375    02/01/16       5,589,650
 2,000    Kentucky St Tpk Auth Econ Dev Revitalization
          Proj Rfdg (FSA Insd)............................ 5.500    07/01/07       2,272,520
                                                                               -------------
                                                                                  10,391,795
                                                                               -------------

 8                                             See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

June 30, 2003

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                      COUPON   MATURITY       VALUE
          LOUISIANA  0.6%
$1,500    Louisiana St Ser A (FGIC Insd).................. 5.500%   11/15/08   $   1,741,350
                                                                               -------------

          MARYLAND  1.0%
 2,180    Baltimore, MD Cap Apprec Ser A (FGIC Insd)......   *      10/15/09       1,646,837
   220    Baltimore, MD Cap Apprec Ser A (Prerefunded @
          10/15/05) (FGIC Insd)...........................   *      10/15/09         168,124
 1,365    Maryland St Econ Dev Corp Salisbury Univ Proj... 5.000    06/01/34       1,269,191
                                                                               -------------
                                                                                   3,084,152
                                                                               -------------
          MASSACHUSETTS  3.2%
 2,000    Massachusetts Muni Whsl Elec Co Proj 6 A (MBIA
          Insd)........................................... 5.250    07/01/15       2,222,780
 4,000    Massachusetts St Cons Ln Ser B (Prerefunded @
          03/01/12) (FSA Insd)............................ 5.500    03/01/17       4,722,400
 1,500    Massachusetts St Fed Hwy Gnt Antic Nt Ser A..... 5.750    06/15/15       1,792,185
 1,000    Massachusetts St Indl Fin Agy Rev Higher Ed
          Hampshire College Proj.......................... 5.625    10/01/12       1,067,410
                                                                               -------------
                                                                                   9,804,775
                                                                               -------------
          MICHIGAN  3.0%
 1,000    Grand Rapids, MI Wtr Supply Sys Rfdg (FGIC
          Insd)........................................... 5.750    01/01/13       1,169,620
 1,180    Hillsdale, MI Hosp Fin Auth Hosp Rev Hillsdale
          Cmnty Hlth Ctr.................................. 5.750    05/15/18       1,134,546
 1,000    Macomb Cnty, MI Hosp Fin Auth Hosp Rev Mt
          Clemens Gen Hosp Ser B.......................... 5.750    11/15/25         977,780
 1,000    Michigan Muni Bd Auth Rev Clean Wtr Rev Fd...... 5.250    10/01/18       1,111,760
 1,000    Michigan St Strategic Fd Detroit Edison Co Proj
          C Rfdg (XLCA Insd).............................. 5.450    12/15/32       1,048,930
 1,000    Michigan St Strategic Fd Detroit Edison Pollutn
          Ctl Ser B Rfdg.................................. 5.650    09/01/29       1,032,250
 2,500    Michigan St Strategic Fd Ltd Oblig Rev Detroit
          Ed Conv Rfdg (AMBAC Insd)....................... 4.850    09/01/30       2,777,300
                                                                               -------------
                                                                                   9,252,186
                                                                               -------------
          MISSISSIPPI  0.5%
 1,500    Mississippi Hosp Equip & Fac MS Baptist Med Ctr
          Rfdg (MBIA Insd)................................ 6.000    05/01/13       1,620,255
                                                                               -------------

          MISSOURI  3.2%
 2,530    Bi State Dev Agy MO IL Met Metrolink Cross Cnty
          Proj B (FSA Insd)............................... 5.250    10/01/18       2,810,577
 3,400    Missouri St Hwys & Trans Commn Rd Rev Ser A..... 5.500    02/01/08       3,884,432
 1,405    Saint Louis, MO Direct Dep Ser A Rfdg (FSA
          Insd)........................................... 5.000    04/01/19       1,513,340
 1,605    Saint Louis, MO Direct Dep Ser A Rfdg (FSA
          Insd)........................................... 5.000    04/01/20       1,719,388
                                                                               -------------
                                                                                   9,927,737
                                                                               -------------

See Notes to Financial Statements                                              9

YOUR TRUST'S INVESTMENTS

June 30, 2003

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                      COUPON   MATURITY       VALUE
          NEVADA  2.4%
$3,965    Clark Cnty, NV Bd Bk (FGIC Insd)................ 5.500%   06/01/09   $   4,599,083
 2,500    Clark Cnty, NV Sch Dist Bldg Ser C (MBIA
          Insd)........................................... 5.000    06/15/12       2,840,975
                                                                               -------------
                                                                                   7,440,058
                                                                               -------------
          NEW JERSEY  2.6%
 1,835    New Jersey St Ed Fac Auth Higher Ed Cap Impt Ser
          A (AMBAC Insd).................................. 5.250    09/01/21       1,988,259
 1,000    New Jersey St Trans Corp Cap Grant Antic Nt Ser
          B (AMBAC Insd).................................. 5.500    02/01/08       1,141,550
 2,000    New Jersey St Trans Corp Ctf Fed Trans Admin
          Grant Ser A (AMBAC Insd)........................ 5.500    09/15/13       2,370,600
 2,095    New Jersey St Trans Tr Fd Auth Trans Sys Ser
          A............................................... 5.750    06/15/17       2,520,432
                                                                               -------------
                                                                                   8,020,841
                                                                               -------------
          NEW MEXICO  1.5%
 4,000    Santa Fe, NM Gross Rcpt Tax Impt (AMBAC Insd)... 5.250    06/01/13       4,580,680
                                                                               -------------

          NEW YORK  17.7%
 3,000    Metropolitan Trans Auth NY Ser A Rfdg (AMBAC
          Insd)........................................... 5.500    11/15/18       3,402,750
 2,500    Metropolitan Trans Auth NY Ser A Rfdg (FGIC
          Insd)........................................... 5.250    11/15/31       2,678,750
 2,500    Nassau Cnty, NY Interim Fin Auth Sales Tax Sec
          Ser A........................................... 5.750    11/15/13       2,867,625
 5,700    New York City Muni Wtr Fin Auth Ser A (FSA
          Insd)........................................... 5.375    06/15/17       6,373,854
 5,900    New York City Ser A............................. 7.000    08/01/04       6,250,696
 4,500    New York City Ser B (AMBAC Insd)................ 7.250    08/15/07       5,402,700
   445    New York City Ser C............................. 7.000    08/15/08         446,909
 1,000    New York City Ser H............................. 5.750    03/15/13       1,118,380
 6,930    New York City Trans Auth Trans Fac Livingston
          Plaza Proj Rfdg (Escrowed to Maturity) (FSA
          Insd)........................................... 5.400    01/01/18       8,116,901
 3,000    New York City Transitional Fin Auth Rev Future
          Tax Secd Ser A (b).............................. 5.500    11/01/26       3,462,180
 2,000    New York St Dorm Auth Rev Sch Dist Fin Pgm Ser D
          (MBIA Insd)..................................... 5.500    10/01/17       2,280,620
 3,000    New York St Urban Dev Corp Rev Personal Income
          Tax Ser C (FGIC Insd)........................... 5.500    03/15/18       3,419,820
 3,000    New York St Urban Dev Corp Rev Personal Income
          Tax Ser C....................................... 5.000    03/15/33       3,120,330
 2,635    New York St Urban Dev Corp Rev Youth Fac
          (Prerefunded @ 04/01/04)........................ 5.875    04/01/08       2,785,538
 2,680    Port Auth NY & NJ Consolidated 119th Ser (FGIC
          Insd)........................................... 5.500    09/15/17       2,890,353
                                                                               -------------
                                                                                  54,617,406
                                                                               -------------

 10                                            See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

June 30, 2003

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                      COUPON   MATURITY       VALUE
          NORTH CAROLINA  5.7%
$2,000    Charlotte, NC Ctf Part Convention Fac Proj Ser A
          Rfdg (c)........................................ 5.500%   08/01/19   $   2,229,980
 3,000    North Carolina Eastn Muni Pwr Agy Pwr Sys Rev
          Ser D........................................... 6.750    01/01/26       3,291,780
10,000    North Carolina Muni Pwr Agy No. 1 Catawba Elec
          Rev Rfdg (MBIA Insd) (b)........................ 6.000    01/01/12      12,041,100
                                                                               -------------
                                                                                  17,562,860
                                                                               -------------
          OHIO  5.0%
 1,450    Akron Bath Copley, OH Jt Twp Hosp Fac Summa Hosp
          Ser A........................................... 5.375    11/15/18       1,380,531
 1,000    Cuyahoga Cnty, OH Hosp Fac Rev Canton Inc
          Proj............................................ 7.500    01/01/30       1,116,850
 3,000    Franklin Cnty, OH Convention Fac Auth Tax &
          Lease Rev Antic Bds Rfdg (AMBAC Insd)........... 5.250    12/01/19       3,290,580
 1,000    Lorain Cnty, OH Hosp Rev Catholic Hlthcare...... 5.375    10/01/30       1,027,050
 2,000    Lorain, OH City Sch Dist Classroom Fac Impt
          (MBIA Insd)..................................... 5.250    12/01/20       2,200,860
 1,000    Ohio St Air Quality Dev Auth Rev JMG Fdg Ltd
          Part Proj Rfdg (AMBAC Insd)..................... 6.375    04/01/29       1,068,910
 1,500    Ohio St Bldg Auth St Fac Admin Bldg Fd Proj A
          (FSA Insd)...................................... 5.500    04/01/15       1,718,925
 3,000    University Cincinnati OH Gen Ser A (FGIC
          Insd)........................................... 5.500    06/01/09       3,486,900
                                                                               -------------
                                                                                  15,290,606
                                                                               -------------
          OREGON  2.5%
 1,000    Clackamas Cnty, OR Sch Dist..................... 5.500    06/01/10       1,167,930
 1,350    Oregon Hlth Sciences Univ Insd Ser A (MBIA
          Insd)........................................... 5.250    07/01/22       1,455,192
 2,060    Oregon St Dept Admin Ser C Rfdg (MBIA Insd)..... 5.250    11/01/17       2,268,493
 1,250    Portland, OR Cmnty College Dist Ser B........... 5.250    06/01/12       1,430,513
 1,135    Portland, OR Swr Sys Rev Second Lien Ser A Rfdg
          (FSA Insd)...................................... 5.250    06/01/19       1,247,751
                                                                               -------------
                                                                                   7,569,879
                                                                               -------------
          PENNSYLVANIA  8.5%
 1,500    Allegheny Cnty, PA San Auth Swr (MBIA Insd)..... 5.500    12/01/30       1,620,225
 1,000    Allegheny Cnty, PA Ser C-53 Rfdg (FGIC Insd).... 5.500    11/01/14       1,152,860
 1,000    Greensburg Salem, PA Sch Dist Rfdg (FGIC
          Insd)........................................... 5.375    09/15/15       1,135,920
 2,500    Harrisburg, PA Auth Wtr Rev (Inverse Fltg) (FGIC
          Insd) (d).......................................10.520    06/18/15       2,690,500
 1,200    Harrisburg, PA Cap Apprec Nt Ser F Rfdg (AMBAC
          Insd)...........................................   *      09/15/14         773,052
 2,600    Philadelphia, PA Auth Indl Ser B (FSA Insd)..... 5.500    10/01/16       2,940,366
 2,400    Philadelphia, PA Gas Wks Rev 1998 Gen Ordinance
          4th Ser (FSA Insd).............................. 5.250    08/01/22       2,585,928
 5,505    Philadelphia, PA Sch Dist Ser A (MBIA Insd)..... 4.500    04/01/18       5,615,100

See Notes to Financial Statements                                             11

YOUR TRUST'S INVESTMENTS

June 30, 2003

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                      COUPON   MATURITY       VALUE
          PENNSYLVANIA (CONTINUED)
$4,570    Pittsburgh, PA Ser A (AMBAC Insd)............... 5.500%   09/01/16   $   5,191,429
 2,000    Ridley Park, PA Hosp Auth Rev Taylor Hosp Ser A
          (Escrowed to Maturity).......................... 6.000    12/01/13       2,375,220
                                                                               -------------
                                                                                  26,080,600
                                                                               -------------
          SOUTH CAROLINA  0.7%
 1,000    Chesterfield Cnty, SC Sch Dist (FSA Insd)....... 5.375    03/01/18       1,113,400
 1,000    South Carolina Jobs Econ Elec & Gas Co Proj Ser
          A (AMBAC Insd).................................. 5.200    11/01/27       1,066,410
                                                                               -------------
                                                                                   2,179,810
                                                                               -------------
          SOUTH DAKOTA  0.3%
   875    Deadwood, SD Ctf Part (ACA Insd)................ 6.375    11/01/20         951,948
                                                                               -------------

          TENNESSEE  1.7%
 2,000    Johnson City, TN Hlth & Ed Fac Brd Hosp Rev
          First Mtg Mtn St Hlth Ser A Rfdg (MBIA Insd).... 7.500    07/01/25       2,562,440
 2,500    Memphis, TN (Prerefunded @ 10/01/06)............ 5.250    10/01/14       2,820,725
                                                                               -------------
                                                                                   5,383,165
                                                                               -------------
          TEXAS  17.2%
 2,050    Austin, TX Wtr & Wastewtr Rfdg (MBIA Insd)...... 5.750    05/15/12       2,396,409
 1,000    Austin, TX Wtr & Wastewtr Rfdg (MBIA Insd)...... 5.250    11/15/19       1,093,840
 1,000    Brazos Cnty, TX Hlth Fac Dev Oblig Grp.......... 5.375    01/01/32       1,007,580
 1,430    Cameron Cnty, TX Ctf Oblig (AMBAC Insd)......... 5.750    02/15/15       1,633,246
 1,500    Corpus Christi,TX Util Sys Rev Impt Rfdg (FSA
          Insd)........................................... 5.250    07/15/19       1,633,335
 2,000    Fort Worth, TX Wtr & Swr Rev Impt Rfdg.......... 5.500    02/15/05       2,136,440
 1,000    Harris Cnty, TX Hlth Fac Dev Mem Hermann
          Hlthcare Ser A.................................. 6.375    06/01/29       1,089,900
 2,000    Harris Cnty, TX Perm Impt & Rfdg................ 5.000    10/01/11       2,226,100
 4,820    Harris Cnty, TX Toll Rd (Prerefunded @ 08/15/09)
          (AMBAC Insd)....................................   *      08/15/18       2,189,196
 1,000    Harris Cnty, TX Toll Rd (Prerefunded @ 08/15/09)
          (AMBAC Insd)....................................   *      08/15/21         369,480
 3,000    Houston, TX Arpt Sys Rev Sub Lien (FSA Insd).... 5.000    07/01/32       3,095,460
 2,105    Houston, TX Hotel Occupancy Tax & Spl Rev
          Convention & Entmt Ser B (AMBAC Insd)........... 5.750    09/01/15       2,451,399
 1,000    Houston, TX Pub Impt Rfdg (FSA Insd)............ 5.750    03/01/15       1,152,480
 2,000    Houston, TX Wtr & Swr Sys Rev Jr Lien Ser B Rfdg
          (FGIC Insd)..................................... 6.250    12/01/05       2,231,060
 1,500    Mesquite, TX Hlth Fac Dev Retirement Fac
          Christian A..................................... 7.500    02/15/18       1,592,505
 1,100    Metropolitan Hlth Fac Dev Corp TX Wilson N Jones
          Mem Hosp Proj................................... 7.200    01/01/21       1,037,553
 1,000    North Cent TX Hlth Fac Dev Hosp Baylor Hlthcare
          Sys Proj Ser A.................................. 5.125    05/15/29       1,015,480

 12                                            See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

June 30, 2003

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                      COUPON   MATURITY       VALUE
          TEXAS (CONTINUED)
$1,750    North Cent TX Hlth Fac Dev Hosp Childrens Med
          Ctr Dallas (AMBAC Insd)......................... 5.250%   08/15/32   $   1,823,168
 2,805    Tarrant Regl Wtr Dist TX Wtr Impt Rfdg (FSA
          Insd)........................................... 5.250    03/01/19       3,073,130
 3,332    Texas Mun Pwr Agy Rev (AMBAC Insd)..............   *      09/01/07       3,038,984
   193    Texas Mun Pwr Agy Rev (Escrowed to Maturity)
          (AMBAC Insd)....................................   *      09/01/07         177,193
 8,220    Texas St Pub Ppty Fin Corp Rev Mental Hlth &
          Retardation Rfdg (FSA Insd)..................... 5.500    09/01/13       8,427,719
 1,565    Texas St Univ Sys Fin Rev Rfdg (FSA Insd)....... 5.000    03/15/20       1,658,352
 1,000    Texas Tech Univ Rev Fin Sys Seventh Ser (MBIA
          Insd)........................................... 5.000    08/15/25       1,040,080
 1,500    Texas Wtr Dev Brd Rev St Revolving Fd Sr Lien
          Ser B........................................... 5.250    07/15/17       1,652,550
 1,000    Tinity River Auth TX Rev Tarrant Cnty Wtr Proj
          Impt & Rfdg (MBIA Insd)......................... 5.500    02/01/21       1,110,430
 2,500    University TX Univ Rev Fin Sys Ser B............ 5.250    08/15/20       2,739,425
                                                                               -------------
                                                                                  53,092,494
                                                                               -------------
          UTAH  0.4%
 1,000    Salt Lake Cnty, UT College Rev Westminster
          College Proj.................................... 5.750    10/01/27       1,024,220
   335    Utah St Hsg Fin Agy Single Family Mtg Ser B
          Class 2 (FHA/VA Gtd)............................ 6.250    07/01/14         356,835
                                                                               -------------
                                                                                   1,381,055
                                                                               -------------
          VIRGINIA  0.8%
 2,275    Virginia Comwlth Trans Brd Northn VA Trans Dist
          Pgm Ser A....................................... 5.375    05/15/15       2,583,217
                                                                               -------------

          WASHINGTON  4.2%
 3,410    Clark Cnty, WA Pub Util Dist Rfdg (FSA Insd).... 5.500    01/01/08       3,876,556
 2,595    Clark Cnty, WA Pub Util Dist Rfdg (FSA Insd).... 5.500    01/01/09       2,982,122
 1,300    Energy Northwest, WA Elec Rev Proj No 3 Ser A
          Rfdg (FSA Insd)................................. 5.500    07/01/17       1,453,725
 4,400    King Cnty, WA Ser B Rfdg (MBIA Insd)............ 5.250    01/01/34       4,603,236
                                                                               -------------
                                                                                  12,915,639
                                                                               -------------
          WISCONSIN  1.0%
 2,345    Appleton, WI Wtrwks Rev Rfdg (FGIC Insd)........ 5.375    01/01/19       2,571,035
   375    Wisconsin St Hlth & Ed Fac Agnesian Hlthcare
          Inc............................................. 6.000    07/01/30         393,810
                                                                               -------------
                                                                                   2,964,845
                                                                               -------------
          GUAM  1.0%
 2,800    Guam Pwr Auth Rev Ser A (AMBAC Insd)............ 5.250    10/01/34       2,940,728
                                                                               -------------

See Notes to Financial Statements                                             13

YOUR TRUST'S INVESTMENTS

June 30, 2003

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                      COUPON   MATURITY       VALUE
          PUERTO RICO  0.3%
$1,000    Puerto Rico Indl Tourist Ed Med & Environmental
          Ctl Fac Fin Auth Higher Ed Rev.................. 5.375%   02/01/19   $   1,041,750
                                                                               -------------
TOTAL LONG-TERM INVESTMENTS  151.7%
  (Cost $428,053,386).......................................................     466,965,888
SHORT-TERM INVESTMENTS  0.4%
  (Cost $1,300,000).........................................................       1,300,000
                                                                               -------------

TOTAL INVESTMENTS  152.1%
  (Cost $429,353,386).......................................................     468,265,888
OTHER ASSETS IN EXCESS OF LIABILITIES  1.5%.................................       4,657,548
PREFERRED SHARES (INCLUDING ACCRUED DISTRIBUTIONS)  (53.6%).................    (165,029,669)
                                                                               -------------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%..............................   $ 307,893,767
                                                                               =============

*   Zero coupon bond

(a) These securities are restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(b) Assets segregated as collateral for when-issued or delayed delivery purchase commitments and open futures transactions.

(c) Securities purchased on a when-issued or delayed delivery basis.

(d) An Inverse Floating Rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed rate security. These instruments are typically used by the Trust to enhance the yield of the portfolio. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/ depreciation. Upon disposition, a realized gain or loss is recognized accordingly.

ACA--American Capital Access

AMBAC--AMBAC Indemnity Corp.

FGIC--Financial Guaranty Insurance Co.

FHA/VA--Federal Housing Administration/Department of Veterans Affairs

FSA--Financial Security Assurance Inc.

MBIA--Municipal Bond Investors Assurance Corp.

XLCA--XL Capital Assurance Inc.

 14                                            See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
June 30, 2003

ASSETS:
Total Investments (Cost $429,353,386).......................  $468,265,888
Cash........................................................         8,505
Receivables:
  Interest..................................................     6,755,578
  Investments Sold..........................................       577,554
Other.......................................................         3,675
                                                              ------------
    Total Assets............................................   475,611,200
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     2,111,630
  Investment Advisory Fee...................................       235,808
  Variation Margin on Futures...............................        20,016
  Affiliates................................................        10,295
Trustees' Deferred Compensation and Retirement Plans........       201,095
Accrued Expenses............................................       108,920
                                                              ------------
    Total Liabilities.......................................     2,687,764
Preferred Shares (including accrued distributions)..........   165,029,669
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $307,893,767
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($307,893,767 divided by
  28,684,985 shares outstanding)............................  $      10.73
                                                              ============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 28,684,985 shares issued and
  outstanding)..............................................  $    286,850
Paid in Surplus.............................................   265,829,515
Net Unrealized Appreciation.................................    38,927,157
Accumulated Undistributed Net Investment Income.............     2,784,043
Accumulated Net Realized Gain...............................        66,202
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $307,893,767
                                                              ============
PREFERRED SHARES ($.01 par value, authorized 1,000,000
  shares, 330 issued with liquidation preference of $500,000 per share)................................................  $165,000,000
                                                              ============
NET ASSETS INCLUDING PREFERRED SHARES.......................  $472,893,767
                                                              ============

See Notes to Financial Statements                                             15

Statement of Operations
For the Year Ended June 30, 2003

INVESTMENT INCOME:
Interest....................................................  $22,593,842
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    2,784,100
Preferred Share Maintenance.................................      434,811
Legal.......................................................       38,668
Trustees' Fees and Related Expenses.........................       35,288
Custody.....................................................       28,925
Other.......................................................      290,058
                                                              -----------
    Total Expenses..........................................    3,611,850
                                                              -----------
NET INVESTMENT INCOME.......................................  $18,981,992
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ 4,302,310
  Futures...................................................     (559,163)
                                                              -----------
Net Realized Gain...........................................    3,743,147
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   22,509,716
                                                              -----------
  End of the Period:
    Investments.............................................   38,912,502
    Futures.................................................       14,655
                                                              -----------
                                                               38,927,157
                                                              -----------
Net Unrealized Appreciation During the Period...............   16,417,441
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $20,160,588
                                                              ===========
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................  $(2,032,221)
                                                              ===========
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
  OPERATIONS................................................  $37,110,359
                                                              ===========

 16                                            See Notes to Financial Statements

Statements of Changes in Net Assets

                                                              YEAR ENDED       YEAR ENDED
                                                             JUNE 30, 2003    JUNE 30, 2002
                                                             ------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income......................................  $ 18,981,992     $ 19,731,921
Net Realized Gain..........................................     3,743,147        4,307,437
Net Unrealized Appreciation During the Period..............    16,417,441        4,552,384
Distributions to Preferred Shareholders:
  Net Investment Income....................................    (2,032,221)      (3,015,335)
                                                             ------------     ------------
Change in Net Assets Applicable to Common Shares from
  Operations...............................................    37,110,359       25,576,407

Distributions to Common Shareholders:
  Net Investment Income....................................   (15,661,138)     (15,144,816)
                                                             ------------     ------------

NET CHANGE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
  INVESTMENT ACTIVITIES....................................    21,449,221       10,431,591

NET ASSETS APPLICABLE TO COMMON SHARES:
Beginning of the Period....................................   286,444,546      276,012,955
                                                             ------------     ------------
End of the Period (Including accumulated undistributed net
  investment income of $2,784,043 and $1,646,876,
  respectively)............................................  $307,893,767     $286,444,546
                                                             ============     ============

See Notes to Financial Statements                                             17

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                      --------------------------------------
                                                         2003        2002 (d)        2001
                                                      --------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD............  $     9.99    $     9.62    $     8.99
                                                      ----------    ----------    ----------
  Net Investment Income.............................         .66           .70           .75
  Net Realized and Unrealized Gain/Loss.............         .70           .31           .66
Common Share Equivalent of Distributions Paid to
  Preferred Shareholders:
  Net Investment Income.............................        (.07)         (.11)         (.23)
                                                      ----------    ----------    ----------
Total from Investment Operations....................        1.29           .90          1.18
Distributions Paid to Common Shareholders:
  Net Investment Income.............................        (.55)         (.53)         (.55)
                                                      ----------    ----------    ----------
NET ASSET VALUE, END OF THE PERIOD..................  $    10.73    $     9.99    $     9.62
                                                      ==========    ==========    ==========

Common Share Market Price at End of the Period......  $     9.66    $     8.85    $     8.89
Total Return (e)....................................      15.76%         5.64%         8.88%
Net Assets Applicable to Common Shares at End of the
  Period (In millions)..............................  $    307.9    $    286.4    $    276.0
Ratio of Expenses to Average Net Assets Applicable
  to Common Shares (a)..............................       1.21%         1.25%         1.27%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (a)...................       6.35%         6.99%         7.94%
Portfolio Turnover..................................         35%           41%           50%

SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets Including
  Preferred Shares (a)..............................        .78%          .79%          .79%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (b)...................       5.67%         5.92%         5.50%

SENIOR SECURITIES:
Total Preferred Shares Outstanding..................         330           330           330
Asset Coverage Per Preferred Share (c)..............  $1,433,101    $1,368,316    $1,336,403
Involuntary Liquidating Preference Per Preferred
  Share.............................................  $  500,000    $  500,000    $  500,000
Average Market Value Per Preferred Share............  $  500,000    $  500,000    $  500,000

(a) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(b) Ratios reflect the effect of dividend payments to preferred shareholders.

(c) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

(d) As required, effective July 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended June 30, 2002 was to increase net investment income per share by $.01, decrease realized and unrealized gains and losses per share by $.01 and increase the ratio of net investment income to average net assets applicable to common shares by .04%. Per shares, supplemental data for the period prior to June 30, 2002 have not been restated to reflect this change in presentation.

(e) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

YEAR ENDED JUNE 30,
--------------------------------------------------------------------------------------------
       2000         1999         1998         1997         1996         1995         1994
--------------------------------------------------------------------------------------------
    $     9.56   $    10.26   $    10.01   $     9.76   $     9.76   $     9.92   $    11.13
    ----------   ----------   ----------   ----------   ----------   ----------   ----------
           .81          .84          .89          .92          .94          .96         1.00
          (.55)        (.70)         .26          .26          .05         (.06)       (1.21)
          (.22)        (.19)        (.21)        (.21)        (.22)        (.22)        (.16)
    ----------   ----------   ----------   ----------   ----------   ----------   ----------
           .04         (.05)         .94          .97          .77          .68         (.37)
          (.61)        (.65)        (.69)        (.72)        (.77)        (.84)        (.84)
    ----------   ----------   ----------   ----------   ----------   ----------   ----------
    $     8.99   $     9.56   $    10.26   $    10.01   $     9.76   $     9.76   $     9.92
    ==========   ==========   ==========   ==========   ==========   ==========   ==========

    $   8.6875   $    9.625   $   10.875   $   10.875   $    9.875   $   11.125   $   11.125
        -3.08%       -5.68%        6.85%       18.32%       -4.27%        8.59%       -0.05%
    $    258.0   $    274.1   $    292.3   $    283.2   $    273.7   $    271.1   $    272.7
         1.32%        1.24%        1.23%        1.28%        1.31%        1.33%        1.28%
         9.06%        8.23%        8.69%        9.25%        9.47%        9.85%        9.30%
           54%          98%         103%          53%          29%          38%          45%

          .81%         .79%         .79%         .80%         .82%         .83%         .82%
         6.59%        6.35%        6.64%        7.18%        7.26%        7.56%        7.86%

           330          330          330          330          330          330          330
    $1,281,820   $1,330,642   $1,385,892   $1,358,326   $1,329,390   $1,321,483   $1,326,388
    $  500,000   $  500,000   $  500,000   $  500,000   $  500,000   $  500,000   $  500,000
    $  500,000   $  500,000   $  500,000   $  500,000   $  500,000   $  500,000   $  500,000

See Notes to Financial Statements                                             19

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Municipal Income Trust (the "Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust commenced investment operations on August 26, 1988.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which is considered to approximate market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At June 30, 2003, the Trust had $2,111,630 of when-issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

    At June 30, 2003, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $428,939,343
                                                              ============
Gross tax unrealized appreciation...........................  $ 39,617,381
Gross tax unrealized depreciation...........................      (290,836)
                                                              ------------
Net tax unrealized appreciation on investments..............  $ 39,326,545
                                                              ============

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually to common shareholders. Distributions from net realized gains for book purposes may include short-term capital gains and gains on future transactions. All short-term capital gains and a portion of futures gains are included as ordinary income for tax purposes.

    The tax character of distributions paid during the years ended June 30, 2003 and 2002 was as follows:

                                                               2003       2002
Distributions paid from:
  Ordinary income...........................................  $18,900    $85,634
  Long-term capital gain....................................      -0-        -0-
                                                              -------    -------
                                                              $18,900    $85,634
                                                              =======    =======

    Due to inherent differences in the recognition of income, expenses, and realized gain/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. A permanent difference relating to book to tax amortization differences totaling $151,466 was reclassified from accumulated undistributed net investment income to accumulated net realized gain.

    As of June 30, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $56,043
Undistributed long-term capital gain........................   14,865

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of gains or losses recognized for tax purposes on open futures transactions at June 30, 2003.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average daily net assets of the Trust.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

    For the year ended June 30, 2003, the Trust recognized expenses of approximately $22,800 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each Trust. For the year ended June 30, 2003, the Trust recognized expenses of approximately $47,000 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $164,150,292 and $161,476,320, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate, or index.

    In order to seek to manage the interest rate exposure of the Trust's portfolio in a changing interest rate environment, the Trust may purchase or sell financial futures contracts or engage in transactions involving interest rate swaps, caps, floors, or collars. The Trust expects to enter into these transactions primarily as a hedge against anticipated interest rate or fixed-income market changes, for duration management or for risk management purposes, but may also enter into these transactions to generate additional income. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts or agreements.

    During the period, the Trust invested in futures contracts, a type of derivative. A futures contract is an arrangement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in exchange traded futures on U.S. Treasury Bonds and Notes and typically closes the contract prior to the delivery date. Upon entering into futures contracts, the Trust maintains an amount of cash or liquid

NOTES TO
FINANCIAL STATEMENTS

June 30, 2003

securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to the rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known an initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the year ended June 30, 2003, were as follows:

                                                                CONTRACTS
Outstanding at June 30, 2002................................       -0-
Futures Opened..............................................       849
Futures Closed..............................................      (779)
                                                                  ----
Outstanding at June 30, 2003................................        70
                                                                  ====

    The futures contracts outstanding as of June 30, 2003, and the description and unrealized appreciation/depreciation are as follows:

                                                                            UNREALIZED
                                                                           APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
SHORT CONTRACTS:
10-Year U.S. Treasury Note-- September 2003
  (Current Notional Value of $117,438 per contract).........     13           $ 6,851
5-Year U.S. Treasury Note-- September 2003
  (Current Notional Value of $115,125 per contract).........     57             7,804
                                                                 --           -------
                                                                 70           $14,655
                                                                 ==           =======

5. PREFERRED SHARES

The Trust has outstanding 330 shares of Rate Adjusted Tax-Exempt Shares ("Rates") in three series of 110 shares each. Dividends are cumulative and the dividend rate is currently reset every 28 days through an auction process. The average rate in effect on June 30, 2003, was 0.893%. During the year ended June 30, 2003, the rates ranged from 0.700% to 1.700%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense in the Statement of Operations.

    The Rates are redeemable at the option of the Trust in whole or in part at a price of $500,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the Rates are subject to mandatory redemption if the tests are not met.

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of Van Kampen Municipal Income Trust

We have audited the accompanying statement of assets and liabilities of Van Kampen Municipal Income Trust (the "Trust"), including the portfolio of investments, as of June 30, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Trust's financial highlights for the periods ended prior to June 30, 2000, were audited by other auditors whose report, dated August 5, 1999, expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2003, by correspondence with the Trust's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Municipal Income Trust as of June 30, 2003, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 6, 2003

DIVIDEND REINVESTMENT PLAN

    The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

    If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

    Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common

Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

                              Van Kampen Funds Inc.
                              Attn: Closed-End Funds
                                2800 Post Oak Blvd.
                                 Houston, TX 77056

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN MUNICIPAL INCOME TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
J. MILES BRANAGAN(1)
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
MITCHELL M. MERIN*(1)
THEODORE A. MYERS
JACK NELSON(1)
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*
SUZANNE H WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011


LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

 For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Trust during its taxable year ended June 30, 2003. The Trust designated 99.9% of the income distributions as a tax-exempt income distribution. In January, the Trust provides tax information to shareholders for the preceding calendar year.

(1) Appointed to the Board of Trustees effective July 23, 2003.

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

RESULTS OF
SHAREHOLDER VOTES

The Annual Meeting of Shareholders of the Trust was held on June 24, 2003, where shareholders voted on the election of trustees.

1) With regards to the election of the following trustees by common shareholders of the Trust:

                                                                     # OF SHARES
                                                            ------------------------------
                                                             IN FAVOR             WITHHELD
------------------------------------------------------------------------------------------
Jerry D. Choate...........................................  24,342,785            379,940
Linda Hutton Heagy........................................  24,347,685            375,016
R. Craig Kennedy..........................................  24,318,485            404,215
Wayne W. Whalen...........................................  24,310,685            411,982
Suzanne H. Woolsey........................................  24,325,685            397,029

2) With regards to the election of the following trustee by preferred shareholders of the Trust:

                                                                     # OF SHARES
                                                            ------------------------------
                                                             IN FAVOR             WITHHELD
------------------------------------------------------------------------------------------
Rod Dammeyer..............................................         325                  5

The other trustees of the Trust whose terms did not expire in 2003 are David C. Arch, Rod Dammeyer, Howard J Kerr, Theodore A. Meyers, Richard F. Powers, and Hugo F Sonnenschein.

TRUSTEES AND OFFICERS

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers or their affiliates as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (58)            Trustee      Trustee     Chairman and Chief             91       Trustee/Director/Managing
Blistex Inc.                               since 1998  Executive Officer of                    General Partner of funds
1800 Swift Drive                                       Blistex Inc., a consumer                in the Fund Complex.
Oak Brook, IL 60523                                    health care products
                                                       manufacturer. Former
                                                       Director of the World
                                                       Presidents
                                                       Organization-Chicago
                                                       Chapter. Director of the
                                                       Heartland Alliance, a
                                                       nonprofit organization
                                                       serving human needs based
                                                       in Chicago.

J. Miles Branagan (71)        Trustee      Trustee     Private investor.              89       Trustee/Director/Managing
1632 Morning Mountain Road                 since 2003  Co-founder, and prior to                General Partner of funds
Raleigh, NC 27614                                      August 1996, Chairman,                  in the Fund Complex.
                                                       Chief Executive Officer
                                                       and President, MDT
                                                       Corporation (now known as
                                                       Getinge/Castle, Inc., a
                                                       subsidiary of Getinge
                                                       Industrier AB), a company
                                                       which develops,
                                                       manufactures, markets and
                                                       services medical and
                                                       scientific equipment.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jerry D. Choate (64)          Trustee      Trustee     Prior to January 1999,         89       Trustee/Director/Managing
33971 Selva Road                           since 2003  Chairman and Chief                      General Partner of funds
Suite 130                                              Executive Officer of the                in the Fund Complex.
Dana Point, CA 92629                                   Allstate Corporation                    Director of Amgen Inc., a
                                                       ("Allstate") and Allstate               biotechnological company,
                                                       Insurance Company. Prior                and Director of Valero
                                                       to January 1995,                        Energy Corporation, an
                                                       President and Chief                     independent refining
                                                       Executive Officer of                    company.
                                                       Allstate. Prior to August
                                                       1994, various management
                                                       positions at Allstate.

Rod Dammeyer (62)             Trustee      Trustee     President of CAC, llc., a      91       Trustee/Director/Managing
CAC, llc.                                  since 1998  private company offering                General Partner of funds
4350 LaJolla Village Drive                             capital investment and                  in the Fund Complex.
Suite 980                                              management advisory                     Director of TeleTech
San Diego, CA 92122-6223                               services. Prior to July                 Holdings Inc.,
                                                       2000, Managing Partner of               Stericycle, Inc.,
                                                       Equity Group Corporate                  TheraSense, Inc., GATX
                                                       Investment (EGI), a                     Corporation, Arris Group,
                                                       company that makes                      Inc. and Trustee of the
                                                       private investments in                  University of Chicago
                                                       other companies.                        Hospitals and Health
                                                                                               Systems. Prior to May
                                                                                               2002, Director of
                                                                                               Peregrine Systems Inc.
                                                                                               Prior to February 2001,
                                                                                               Vice Chairman and
                                                                                               Director of Anixter
                                                                                               International, Inc. and
                                                                                               IMC Global Inc. Prior to
                                                                                               July 2000, Director of
                                                                                               Allied Riser
                                                                                               Communications Corp.,
                                                                                               Matria Healthcare Inc.,
                                                                                               Transmedia Networks,
                                                                                               Inc., CNA Surety, Corp.
                                                                                               and Grupo Azcarero Mexico
                                                                                               (GAM). Prior to April
                                                                                               1999, Director of Metal
                                                                                               Management, Inc.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Linda Hutton Heagy (55)       Trustee      Trustee     Managing Partner of            89       Trustee/Director/Managing
Heidrick & Struggles                       since 2003  Heidrick & Struggles, an                General Partner of funds
233 South Wacker Drive                                 executive search firm.                  in the Fund Complex.
Suite 7000                                             Trustee on the University
Chicago, IL 60606                                      of Chicago Hospitals
                                                       Board, Vice Chair of the
                                                       Board of the YMCA of
                                                       Metropolitan Chicago and
                                                       a member of the Women's
                                                       Board of the University
                                                       of Chicago. Prior to
                                                       1997, Partner of Ray &
                                                       Berndtson, Inc., an
                                                       executive recruiting
                                                       firm. Prior to 1996,
                                                       Trustee of The
                                                       International House
                                                       Board, a fellowship and
                                                       housing organization for
                                                       international graduate
                                                       students. Prior to 1995,
                                                       Executive Vice President
                                                       of ABN AMRO, N.A., a bank
                                                       holding company. Prior to
                                                       1992, Executive Vice
                                                       President of La Salle
                                                       National Bank.

R. Craig Kennedy (51)         Trustee      Trustee     Director and President of      89       Trustee/Director/Managing
11 DuPont Circle, N.W.                     since 2003  the German Marshall Fund                General Partner of funds
Washington, D.C. 20016                                 of the United States, an                in the Fund Complex.
                                                       independent U.S.
                                                       foundation created to
                                                       deepen understanding,
                                                       promote collaboration and
                                                       stimulate exchanges of
                                                       practical experience
                                                       between Americans and
                                                       Europeans. Formerly,
                                                       advisor to the Dennis
                                                       Trading Group Inc., a
                                                       managed futures and
                                                       option company that
                                                       invests money for
                                                       individuals and
                                                       institutions. Prior to
                                                       1992, President and Chief
                                                       Executive Officer,
                                                       Director and member of
                                                       the Investment Committee
                                                       of the Joyce Foundation,
                                                       a private foundation.

Howard J Kerr (67)            Trustee      Trustee     Prior to 1998, President       91       Trustee/Director/Managing
736 North Western Avenue                   since 1992  and Chief Executive                     General Partner of funds
P.O. Box 317                                           Officer of Pocklington                  in the Fund Complex.
Lake Forest, IL 60045                                  Corporation, Inc., an                   Director of the Lake
                                                       investment holding                      Forest Bank & Trust.
                                                       company. Director of the
                                                       Marrow Foundation

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Theodore A. Myers (72)        Trustee      Trustee     Financial consultant.          36       Director of Met Life
550 Washington Avenue                      since 1988  Trustee or Managing                     Investors (formerly known
Glencoe, IL 60022                                      General Partner of other                as COVA Financial Life
                                                       funds in the Closed-End                 Insurance). Prior to
                                                       Fund Complex. Prior to                  1997, Director of McLouth
                                                       1998, Senior Financial                  Steel.
                                                       Advisor (and, prior to
                                                       1997, an Executive Vice
                                                       President, Chief
                                                       Financial Officer and
                                                       Director) of Qualitech
                                                       Steel Corporation, a
                                                       producer of high quality
                                                       engineered steels for
                                                       automotive,
                                                       transportation and
                                                       capital goods industries.
                                                       Prior to 1997, member of
                                                       the Arthur Andersen Chief
                                                       Financial Officers'
                                                       Advisory Committee.

Jack E. Nelson (67)           Trustee      Trustee     President of Nelson            89       Trustee/Director/Managing
423 Country Club Drive                     since 2003  Investment Planning                     General Partner of funds
Winter Park, FL 32789                                  Services, Inc., a                       in the Fund Complex.
                                                       financial planning
                                                       company and registered
                                                       investment adviser in the
                                                       State of Florida.
                                                       President of Nelson Ivest
                                                       Brokerage Services Inc.,
                                                       a member of the NASD,
                                                       Securities Investors
                                                       Protection Corp. and the
                                                       Municipal Securities
                                                       Rulemaking Board.
                                                       President of Nelson Sales
                                                       and Services Corporation,
                                                       a marketing and services
                                                       company to support
                                                       affiliated companies.

Hugo F. Sonnenschein (62)     Trustee      Trustee     President Emeritus and         91       Trustee/Director/Managing
1126 E. 59th Street                        since 1994  Honorary Trustee of the                 General Partner of funds
Chicago, IL 60637                                      University of Chicago and               in the Fund Complex.
                                                       the Adam Smith                          Director of Winston
                                                       Distinguished Service                   Laboratories, Inc.
                                                       Professor in the
                                                       Department of Economics
                                                       at the University of
                                                       Chicago. Prior to July
                                                       2000, President of the
                                                       University of Chicago.
                                                       Trustee of the University
                                                       of Rochester and a member
                                                       of its investment
                                                       committee. Member of the
                                                       National Academy of
                                                       Sciences, the American
                                                       Philosophical Society and
                                                       a fellow of the American
                                                       Academy of Arts and
                                                       Sciences.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Suzanne H. Woolsey (61)       Trustee      Trustee     Chief Communications           89       Trustee/Director/Managing
2101 Constitution Ave., N.W.               since 2003  Officer of the National                 General Partner of funds
Room 285                                               Academy of                              in the Fund Complex.
Washington, D.C. 20418                                 Sciences/National                       Director of Neurogen
                                                       Research Council, an                    Corporation, a
                                                       independent, federally                  pharmaceutical company,
                                                       chartered policy                        since January 1998.
                                                       institution, since 2001
                                                       and previously Chief
                                                       Operating Officer from
                                                       1993 to 2001. Director of
                                                       the Institute for Defense
                                                       Analyses, a federally
                                                       funded research and
                                                       development center,
                                                       Director of the German
                                                       Marshall Fund of the
                                                       United States, and
                                                       Trustee of Colorado
                                                       College. Prior to 1993,
                                                       Executive Director of the
                                                       Commission on Behavioral
                                                       and Social Sciences and
                                                       Education at the National
                                                       Academy of
                                                       Sciences/National
                                                       Research Council. From
                                                       1980 through 1989,
                                                       Partner of Coopers &
                                                       Lybrand.

INTERESTED TRUSTEES*

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Mitchell M. Merin* (50)       Trustee and  Trustee     President of funds in the      89       Trustee/Director/Managing
1221 Avenue of the Americas   President    since 2003  Fund Complex. Chairman,                 General Partner of funds
New York, NY 10020                                     President, Chief                        in the Fund Complex.
                                                       Executive Officer and
                                                       Director of the Advisers
                                                       and VK Advisors Inc.
                                                       since December 2002.
                                                       Chairman, President and
                                                       Chief Executive Officer
                                                       of Van Kampen Investments
                                                       since December 2002.
                                                       Director of Van Kampen
                                                       Investments since
                                                       December 1999. Chairman
                                                       and Director of Van
                                                       Kampen Funds Inc. since
                                                       December 2002. President,
                                                       Director and Chief
                                                       Operating Officer of
                                                       Morgan Stanley Investment
                                                       Management since December
                                                       1998. President and
                                                       Director since April 1997
                                                       and Chief Executive
                                                       Officer since June 1998
                                                       of Morgan Stanley
                                                       Investment Advisors Inc.
                                                       and Morgan Stanley
                                                       Services Company Inc.
                                                       Chairman, Chief Executive
                                                       Officer and Director of
                                                       Morgan Stanley
                                                       Distributors Inc. since
                                                       June 1998. Chairman since
                                                       June 1998, and Director
                                                       since January 1998 of
                                                       Morgan Stanley Trust.
                                                       Director of various
                                                       Morgan Stanley
                                                       subsidiaries. President
                                                       of the Morgan Stanley
                                                       Funds since May 1999.
                                                       Previously Chief
                                                       Executive Officer of Van
                                                       Kampen Funds Inc. from
                                                       December 2002 to July
                                                       2003, Chief Strategic
                                                       Officer of Morgan Stanley
                                                       Investment Advisors Inc.
                                                       and Morgan Stanley
                                                       Services Company Inc. and
                                                       Executive Vice President
                                                       of Morgan Stanley
                                                       Distributors Inc. from
                                                       April 1997 to June 1998.
                                                       Chief Executive Officer
                                                       from September 2002 to
                                                       April 2003 and Vice
                                                       President from May 1997
                                                       to April 1999 of the
                                                       Morgan Stanley Funds.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Richard F. Powers, III* (57)  Trustee      Trustee     Advisory Director of           91       Trustee/Director/Managing
1 Parkview Plaza                           since 1999  Morgan Stanley. Prior to                General Partner of funds
P.O. Box 5555                                          December 2002, Chairman,                in the Fund Complex.
Oakbrook Terrace, IL 60181                             Director, President,
                                                       Chief Executive Officer
                                                       and Managing Director of
                                                       Van Kampen Investments
                                                       and its investment
                                                       advisory, distribution
                                                       and other subsidiaries.
                                                       Prior to December 2002,
                                                       President and Chief
                                                       Executive Officer of
                                                       funds in the Fund
                                                       Complex. Prior to May
                                                       1998, Executive Vice
                                                       President and Director of
                                                       Marketing at Morgan
                                                       Stanley and Director of
                                                       Dean Witter, Discover &
                                                       Co. and Dean Witter
                                                       Realty. Prior to 1996,
                                                       Director of Dean Witter
                                                       Reynolds Inc.

Wayne W. Whalen* (64)         Trustee      Trustee     Partner in the law firm        91       Trustee/Director/Managing
333 West Wacker Drive                      since 1988  of Skadden, Arps, Slate,                General Partner of funds
Chicago, IL 60606                                      Meagher & Flom                          in the Fund Complex.
                                                       (Illinois), legal counsel
                                                       to funds in the Fund
                                                       Complex.

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their current or former positions with Morgan Stanley or its affiliates.

OFFICERS

                                                       TERM OF
                                                      OFFICE AND
                                   POSITION(S)        LENGTH OF
NAME, AGE AND                       HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                    FUND              SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (62)         Vice President           Officer     Managing Director of Global Research Investment Management.
2800 Post Oak Blvd.                                   since 1998  Vice President of funds in the Fund Complex. Prior to
45th Floor                                                        December 2002, Chief Investment Officer of Van Kampen
Houston, TX 77056                                                 Investments and President and Chief Operations Officer of
                                                                  the Advisers and Van Kampen Advisors Inc. Prior to May 2002,
                                                                  Executive Vice President and Chief Investment Officer of
                                                                  funds in the Fund Complex. Prior to May 2001, Managing
                                                                  Director and Chief Investment Officer of Van Kampen
                                                                  Investments, and Managing Director and President of the
                                                                  Advisers and Van Kampen Advisors Inc. Prior to December
                                                                  2000, Executive Vice President and Chief Investment Officer
                                                                  of Van Kampen Investments, and President and Chief Operating
                                                                  Officer of the Advisers. Prior to April 2000, Executive Vice
                                                                  President and Chief Investment Officer for Equity
                                                                  Investments of the Advisers. Prior to October 1998, Vice
                                                                  President and Senior Portfolio Manager with AIM Capital
                                                                  Management, Inc. Prior to February 1998, Senior Vice
                                                                  President and Portfolio Manager of Van Kampen American
                                                                  Capital Asset Management, Inc., Van Kampen American Capital
                                                                  Investment Advisory Corp. and Van Kampen American Capital
                                                                  Management, Inc.

Stefanie V. Chang (36)       Vice President           Officer     Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas                           since 2003  Vice President of funds in the Fund Complex.
New York, NY 10020

Joseph J. McAlinden (60)     Executive Vice           Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas  President and Chief      since 2002  Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020           Investment Officer                   Management Inc. and Morgan Stanley Investments LP and
                                                                  Director of Morgan Stanley Trust for over 5 years. Executive
                                                                  Vice President and Chief Investment Officer of funds in the
                                                                  Fund Complex. Managing Director and Chief Investment Officer
                                                                  of Van Kampen Investments, the Advisers and Van Kampen
                                                                  Advisors Inc. since December 2002.

John R. Reynoldson (50)      Vice President           Officer     Executive Director and Portfolio Specialist of the Advisers
1 Parkview Plaza                                      since 2000  and Van Kampen Advisors Inc. Vice President of funds in the
P.O. Box 5555                                                     Fund Complex. Prior to July 2001, Principal and Co-head of
Oakbrook Terrace, IL 60181                                        the Fixed Income Department of the Advisers and Van Kampen
                                                                  Advisors Inc. Prior to December 2000, Senior Vice President
                                                                  of the Advisers and Van Kampen Advisors Inc. Prior to May
                                                                  2000, Senior Vice President of the investment grade taxable group for the Advisers. Prior to June 1999, Senior Vice
                                                                  President of the government securities bond group for Asset
                                                                  Management.

                                                       TERM OF
                                                      OFFICE AND
                                   POSITION(S)        LENGTH OF
NAME, AGE AND                       HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                    FUND              SERVED    DURING PAST 5 YEARS

Ronald E. Robison (64)       Executive Vice           Officer     Chief Executive Officer and Chairman of Investor Services.
1221 Avenue of the Americas  President and            since 2003  Executive Vice President and Principal Executive Officer of
New York, NY 10020           Principal Executive                  funds in the Fund Complex. Chief Global Operations Officer
                             Officer                              and Managing Director of Morgan Stanley Investment
                                                                  Management Inc. Managing Director of Morgan Stanley.
                                                                  Managing Director and Director of Morgan Stanley Investment
                                                                  Advisors Inc. and Morgan Stanley Services Company Inc. Chief
                                                                  Executive Officer and Director of Morgan Stanley Trust. Vice
                                                                  President of the Morgan Stanley Funds.

A. Thomas Smith III (46)     Vice President and       Officer     Managing Director of Morgan Stanley, Managing Director and
1221 Avenue of the Americas  Secretary                since 1999  Director of Van Kampen Investments, Director of the
New York, NY 10020                                                Advisers, Van Kampen Advisors Inc., the Distributor,
                                                                  Investor Services and certain other subsidiaries of Van
                                                                  Kampen Investments. Managing Director and General
                                                                  Counsel-Mutual Funds of Morgan Stanley Investment Advisors,
                                                                  Inc. Vice President and Secretary of funds in the Fund
                                                                  Complex. Prior to July 2001, Managing Director, General
                                                                  Counsel, Secretary and Director of Van Kampen Investments,
                                                                  the Advisers, the Distributor, Investor Services, and
                                                                  certain other subsidiaries of Van Kampen Investments. Prior to December 2000, Executive Vice President, General Counsel,
                                                                  Secretary and Director of Van Kampen Investments, the
                                                                  Advisers, Van Kampen Advisors Inc., the Distributor,
                                                                  Investor Services and certain other subsidiaries of Van
                                                                  Kampen Investments. Prior to January 1999, Vice President
                                                                  and Associate General Counsel to New York Life Insurance
                                                                  Company ("New York Life"), and prior to March 1997,
                                                                  Associate General Counsel of New York Life. Prior to
                                                                  December 1993, Assistant General Counsel of The Dreyfus
                                                                  Corporation. Prior to August 1991, Senior Associate, Willkie
                                                                  Farr & Gallagher. Prior to January 1989, Staff Attorney at
                                                                  the Securities and Exchange Commission, Division of
                                                                  Investment Management, Office of Chief Counsel.

John L. Sullivan (48)        Vice President, Chief    Officer     Director and Managing Director of Van Kampen Investments,
1 Parkview Plaza             Financial Officer and    since 1996  the Advisers, Van Kampen Advisors Inc. and certain other
P.O. Box 5555                Treasurer                            subsidiaries of Van Kampen Investments. Vice President,
Oakbrook Terrace, IL 60181                                        Chief Financial Officer and Treasurer of funds in the Fund
                                                                  Complex. Head of Fund Accounting for Morgan Stanley
                                                                  Investment Management. Prior to December 2002, Executive
                                                                  Director of Van Kampen Investments, the Advisers and Van
                                                                  Kampen Advisors Inc.

Van Kampen
Privacy Notice


The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you conduct with us, our affiliates, or third parties. We may also collect information you provide when using our Web site, and text files (also known as "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

                                                 Van Kampen Funds Inc.
                                                 1 Parkview Plaza, P.O. Box 5555
                                                 Oakbrook Terrace, IL 60181-5555
                                                 www.vankampen.com

                                     (VAN KAMPEN INVESTMENTS LOGO)

                                                 Copyright (C)2003 Van Kampen
                                                 Funds Inc. All rights reserved.
                                                 Member NASD/SIPC. 920, 919, 107
                                                 VMT ANR 8/03 11612H03-AS-8/03

Item 2.  Code of Ethics.

Applicable only for reports covering fiscal years ending on or after July 15, 2003.

Item 3.  Audit Committee Financial Expert.

Applicable only for reports covering fiscal years ending on or after July 15, 2003.

Item 4.  Principal Accountant Fees and Services.

Applicable only for reports covering fiscal years ending on or after December 15, 2003.

Item 5.  Audit Committee of Listed Registrants.

Applicable only for reports covering periods ending on or after the earlier of
(i) the first annual shareholder meeting after January 15, 2004 or (ii) October 31, 2004.

Item 6.  [Reserved.]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Trust invests in exclusively non-voting securities and therefore this item is not applicable to the Trust.

Item 8.  [Reserved.]

Item 9.

The Trust's principal executive officer and principal financial officer have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation.

Item 10.  Exhibits.

(a) Code of Ethics - Applicable only for reports covering fiscal years ending on or after July 15, 2003.

(b) Certifications of Principal Executive Officer and Principal Financial Officer attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Van Kampen Municipal Income Trust
            -----------------------------------------------------------
By: /s/Ronald E. Robison
    -------------------------------------------------------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: August 19, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Ronald E.Robison
    -------------------------------------------------------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: August 19, 2003

By: /s/ John L. Sullivan
    -------------------------------------------------------------------
Name: John L. Sullivan
Title: Principal Financial Officer
Date: August 19, 2003